PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITIES
PRUDENTIAL PREMIER ADVISOR VARIABLE ANNUITIES
(Offering Highest Daily Lifetime Income v3.0)
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated November 1, 2020
To
Prospectus dated April 27, 2020
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the Premier Retirement Variable Annuities. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.
We are issuing this Supplement to provide the Roll-up Rate and Withdrawal Percentages that we are currently offering. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Premier Retirement Variable Annuities Prospectus.
The rates below apply for applications signed between November 1, 2020 and November 14, 2020.
The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or issued after November 15, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.
Roll-up Rate:

4.00% Annual Effective Compounded Daily
Withdrawal Percentages
The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 – 54	1.60%	1.10%
55 – 59	2.10%	1.60%
60 – 64	3.00%	2.50%
65 – 69	4.00%	3.50%
70 – 84	4.00%	3.50%
85+	4.40%	3.90%
FOR ALL CONTRACTS EXCEPT REPLACEMENT CONTRACTS: In order for you to receive the Roll-up Rate and Withdrawal Percentages reflected in this Supplement, your Application or benefit election form must be signed within the time period disclosed above. From the date you sign your Application or benefit election form, we must also receive that paperwork in Good Order within 15 calendar days, and for new purchases the annuity must be funded within 60 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Subject to the rules stated above, it is important to note that if either (1) the Roll-up Rate; and/ or (2) the Withdrawal Percentages (collectively the “set of rates”) that we are currently offering on the effective date of the benefit is higher than the set of rates we were offering on the date you signed the applicable paperwork and neither the Roll-up Rate nor any Withdrawal Percentages have decreased, you will receive that higher set of rates. If any rates have decreased when we compare the set of rates that we were offering on the day you signed your paperwork to the set of rates that we are offering on the effective date of the benefit, your contract will be issued with the set of rates that were in effect on the day you signed your paperwork.

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FOR REPLACEMENT CONTRACTS: If you are applying for this contract as a replacement for an existing life insurance policy or annuity contract, in order for you to receive the Roll-up Rate and Withdrawal Percentages (collectively the "set of rates") reflected in this Supplement: (1) your Authorization to Disclose form must be signed within the time period disclosed above; (2) we must also receive the Authorization to Disclose form within 15 calendar days of the date you sign it; and (3) the replacement process must be complete, you must submit your application and have your contract funded within 85 calendar days from the date you signed the Authorization to Disclose form. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

Subject to the rules stated above, it is important to note that if either (1) the Roll-up Rate; and/or (2) the Withdrawal Percentage that we are currently offering on either the date you sign your application or the effective date of the benefit is higher than the set of rates we were offering on the date you signed the Authorization to Disclose form and neither the Roll-up Rate nor any Withdrawal Percentages have decreased, you will receive the highest set of rates. If any rates have decreased when we compare the set of rates that we were offering on the date you signed the Authorization to Disclose form to the sets of rates we are offering on the date you sign your application and the set of rates we are offering on the effective date of the benefit, your contract will be issued with the set of rates that were in effect on the day you signed the Authorization to Disclose form.

NON-GUARANTEED ELEMENTS

Optional Living Benefit Charges
If you elect to purchase an optional living benefit, an additional charge will apply. The current and maximum charges are listed below. We reserve the right to increase the charge to the maximum charge indicated upon any “step-up” under the benefit. If we increase the charge, we will notify you.

Optional Living Benefits (Charge for each benefit is assessed against the greater of Account Value and Protected Withdrawal Value)	Annualized Charge
Highest Daily Lifetime Income v3.0	Maximum: 2.00% Current: 1.00%
Spousal Highest Daily Lifetime Income v3.0	Maximum: 2.00% Current: 1.10%
Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit	Maximum: 2.00% Current: 1.40%
Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit	Maximum: 2.00% Current:1.50%

Secure Value Account Crediting Rate
When you elect an optional living benefit at the time you purchase your Annuity, we require a 10% allocation to the Secure Value Account. We credit a fixed rate of interest daily on the Account Value allocated to the Secure Value Account while the benefit is in effect (the “crediting rate”). The crediting rate will initially be based on the current crediting rate we offer when you elect the optional living benefit. On each benefit anniversary, your crediting rate will equal the then current renewal rate.

SECURE VALUE ACCOUNT CREDITING RATE
Current:	1.00%
Minimum:	1.00%

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